UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

CBA FLORIDA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3753 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89169
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.

On June 16, 2020, CBA Florida, Inc. (the “Company”) announced that its board of directors had approved a liquidating distribution of $0.0062 per share to the Company’s shareholders of record as of the close of business on June 26, 2020 (the “Final Record Date”) pursuant to the Company’s previously announced Plan of Dissolution (the “Plan of Dissolution”) (such distribution, the “Liquidating Distribution”). The Company intends to file the Plan of Dissolution with the Florida Department of State Division of Corporations on June 26, 2020. In accordance with the Plan of Dissolution, the Company’s stock transfer books will close at the close of business on June 26, 2020 (the “Effective Time”), and no transfers of the Company’s common stock will be recorded after the Effective Time except for transfers by will, intestate succession or operation of law and transfers initiated prior to the Effective Time that settled after the Effective Time. Payment of the Liquidating Distribution will be made on or about June 30, 2020.

The Company intends to make additional liquidating distributions to its shareholders from time to time if and when it is able to; however, the Company cannot predict with certainty the amount and timing of additional liquidating distributions, if any.

On June 16, 2020, the Company issued a press release announcing the Liquidating Distribution. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release dated June 16, 2020

Legal Notice Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the adoption of the Plan, the expected timing of the Dissolution and related matters. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue” or the negative of such terms or other similar expressions. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including with respect to the timing and amount of the Liquidating Distribution and future liquidating distributions, if any. The Company’s actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the Company’s failure to effectuate the Liquidating Distribution in a timely manner or at all, the Company’s ability to settle or otherwise resolve its liabilities and obligations, including contingent liabilities, with its creditors, and costs associated with implementing and the time required to implement the Plan of Dissolution. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2020, as filed with the Securities and Exchange Commission, contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBA FLORIDA, INC.

Date: June 16, 2020	By:	/s/ Anthony Snow
Anthony Snow President and Corporate Secretary